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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 30, 2001
                                                       -------------------


                          MEDSTONE INTERNATIONAL, INC.
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                 (Exact Name of Issuer as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-16752                                       66-0439440
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 (Commission File Number)                (I.R.S. Employer Identification No.)


                 100 Columbia, Suite 100, Aliso Viejo, CA 92656
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                    (Address of Principal Executive Offices)

                                 (714) 448-7700
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              (Registrants's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant

     As of November 30, 2001, Medstone International, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y") as the Company's auditors.

     Also as of November 30, 2001, the Company retained Moss Adams LLP ("Moss") to audit the financial statements for the Company's fiscal year ending December 31, 2001.

     E&Y has served as the Company's independent auditors since 1987. E&Y's reports on the Company's financial statements for the past two fiscal years have not contained any adverse opinion or a disclaimer of opinion, and have not been qualified or modified as to uncertainty, audit scope or accounting principles. During this and the last two fiscal years, the Company has not had any disagreements with E&Y on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure. In addition, during that time period, there has not been any reportable events, as defined in Rule 304(a).

     The Company's Audit Committee and Board of Directors have both approved the appointment of, and the Company has formally engaged, Moss as the Company's independent auditors. Moss has prepared the Company's federal and state tax returns for the last two fiscal years, but has not been engaged to provide other services. During this and the last two fiscal years, neither the Company nor any person acting on its behalf has consulted Moss regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) any matter that was the subject of a disagreement with E&Y or a Reportable events (as described above).

     The Company has submitted a copy of this Report on Form 8-K to E&Y and has received E&Y's letter addressed to the Commission stating whether or not it agrees with the statements made by the Company in this report with respect to E&Y. A copy of that letter is attached as an exhibit to this report.

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Item 7.     Financial Statements and Exhibits

      (c)   EXHIBITS

       Number     Description                                Page No.
       ------     -----------                                --------

        16.      Letter from Ernst & Young LLP                 5

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   MEDSTONE INTERNATIONAL, INC.

Dated: December 4, 2001                     By: /s/ Mark Selawski
                                               ---------------------------------
                                                Mark Selawski
                                                Chief Financial Officer

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